UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 1, 2020

Vericel Corporation

(Exact name of registrant as specified in its charter)

Michigan	001-35280	94-3096597
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

64 Sidney Street
Cambridge,	MA	02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 556-0311

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VCEL	NASDAQ

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2020, Gerard Michel notified Vericel Corporation (the “Company”) of his intention to resign as the Company’s Chief Financial Officer and Vice President of Business Development in order to join a public life sciences company as its Chief Executive Officer. The effective date of Mr. Michel’s resignation is September 30, 2020. The Company will immediately commence an external search for its next Chief Financial Officer.

On September 30, 2020, Mr. Michel will cease serving as the Company’s principal financial officer and principal accounting officer. On September 5, 2020, the Company’s current Corporate Controller, Sandra Pennell, age 41, was appointed to serve as the Company’s principal financial officer and principal accounting officer effective upon Mr. Michel’s resignation. Ms. Pennell has served in her current position at the Company since January 2015. Prior to joining the Company, Ms. Pennell served as Manager of External Reporting and Research at ITC Holding Corporation from September 2009 through December 2014, and as Director of Accounting at Fluid Routing Solutions, Inc. from January 2008 through September 2009. Ms. Pennell is a Certified Public Accountant and worked over 5 years in public accounting. Ms. Pennell has a Bachelor of Science degree from the University of Illinois at Urbana-Champaign and a Masters of Accounting from the Gies College of Business at the University of Illinois at Urbana-Champaign.

There are no arrangements or understandings between Ms. Pennell and any other persons pursuant to which she became the Company’s principal financial officer and principal accounting officer. There is no family relationship between Ms. Pennell and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer at the Company. The Company has not entered into any transactions with Ms. Pennell that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: September 8, 2020	By:	/s/ Sean C. Flynn
Name: Sean C. Flynn
Title: Vice President, General Counsel and Secretary